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                                                                 EXHIBIT 23.2



                           CONSENT OF INDEPENDENT AUDITORS

"As independent public accountants, we hereby consent to the use of our report dated December 15, 1995, with respect to the combined financial statements of RDO Equipment Co., (and to all references to our Firm) included in or made a part of Amendment No. 1 to this Registration Statement (Form S-1 No. 333-13267)."




/s/ Eide Helmeke PLLP

January 16, 1997
Fargo, North Dakota